EXHIBIT 99.1

15th Annual Deutsche Bank Global Transportation Conference FEBRUARY 17, 2005 RailAmerica, Inc. New England Central Railroad

Forward Looking Statements and Forecasts This presentation contains forward-looking statements, forecasts, and information regarding future events and the future performance of RailAmerica that involve risks and uncertainties that could cause actual results and actions to differ materially, including, but not limited to, fuel costs, tax benefits/credits, foreign currency risks, weather, failure to complete proposed acquisitions, failure to successfully integrate acquisitions, failure to service debt, failure to complete asset sales, economic conditions, customer demand, increased competition in the relevant market and others. The Company refers you to the documents that it files from time to time with the Securities and Exchange Commission, such as the Company's Form 10-K, 10-Q, and 8-K reports, which contain additional important factors that could cause actual results to differ from its current expectations and from the forward-looking statements made in this presentation. The forecasts included in this presentation represent RailAmerica's estimate of its anticipated results of operations. The forecasts prepared by RailAmerica's management are based upon estimates and assumptions that, while considered reasonable by the Company, are inherently subject to significant business, economic, competitive and regulatory uncertainties and contingencies, many of which are beyond the control of the Company, and are based upon assumptions with respect to future business decisions that are subject to change. These forecasts are not necessarily indicative of the Company's future results of operations. The Company cautions against placing undue reliance on forward-looking statements or forecasts, which reflect the Company's current beliefs and are based on information currently available to it as of the date a forward-looking statement or forecast is made. The Company does not intend to update or otherwise revise these statements or forecasts to reflect circumstances existing after the date hereof or to reflect the occurrence of future events, even in the event the assumptions or estimates underlying them are shown to be in error. In the event that the Company does update any forward-looking statements or forecasts, no inference should be made that the Company will make additional updates with respect to that statement, related matters, or any other forward-looking statements or forecasts.

Corporate Review Charlie Swinburn Chief Executive Officer San Luis & Rio Grande Railroad San Luis & Rio Grande Railroad

Company Overview A leading short line and regional rail service provider Successful record of acquiring, integrating and operating railroads Over last 11 years completed 28 acquisitions, including 61 railroads, totaling over $700 million in aggregate purchase price Presently own/lease 44 railroads operating approximately 8,900 miles in the United States and Canada 1,924 employees 850 employees subject to collective bargaining agreements All union contracts are at the railroad level 20 out of 44 railroads 2004 Results Revenue = $395 million 1.2 million carloads Total assets of $1.0 billion

SDIY VCRR CFNR SJVR ARZC CORP PSAP ENR CSCD OTVR KYLE MNA AGR DGNO TNER KRR MKNR LWR CWR EARY CPDR SCRF VSRR NCVA CA TPW ISRR IOCR IORY CIND HESR MSR MMRR GR SOR GEXR OVR NECR CSO CBNS CERA SLRG CFE North American Operations Has Six Regions Divided Into Two Corridors Western Corridor North West Lone Star Sunset 44 railroads 8,900 miles 26 states /6 Canadian provinces & territories 500 Locomotives 8,000 Railcars Eastern Corridor North East Atlantic Heartland

Economies of Scale Local Management Regional and National Support Regional Level Services - 6 Regions Safety Engineering Mechanical Marketing & Sales Dispatching Customer service Corporate Level Services Accounting / Treasury / Payroll Human Resources Information Systems Purchasing Legal / Contract Management Marketing strategy Railroad Level Day-to-day operations Customer sales and service Track maintenance Profit and loss responsibility

2004 Carload Summary 1.2 million carloads Interchange Partners Commodities (Carloads) CN UP CSX CP BN NS KSC All Other East 0.19 0.24 0.14 0.1 0.11 0.06 0.02 0.14

Safety Reportable injuries per 200,000 man-hours worked Source: AAR/ASLRRA FRA Injury Frequency Rate 1999 to 2004

Total Train Incidents Total Train Incidents FRA Train Incidents 2003 344 52 2004 328 65 FRA reportable incident - $6,700 in reportable damage defined as, direct labor costs and all other costs to repair or replace in kind damaged on track equipment, signals, track, structures or roadbed.

Strategic Direction Divested non-North American operations Focus on North America - safe and profitable operations Continue balance sheet improvement Working capital Capital structure Continue to grow organically and through profitable acquisitions Employee development Training Safety focus

Revenue Growth Goal Revenue Growth - Targeting 10% per year Targeting 5% average organic revenue growth per year Economic growth Service initiatives for existing customers New customers on current railroads Pricing and fuel surcharges Distribution services Targeting 5% acquisition growth per year Potential sources of acquisitions Class I branch line sales Short line holding companies Independent short line operators Industrial railroads

Acquisition Strategy Purchase Selectively - two types of purchases Preference for purchases that complement existing railroads / regions Occasional purchases of freestanding railroads Implement Intelligently Integrate into existing operating structure Take advantage of economies of scale Develop new business Provide better service to existing customers 2004 Acquisitions Central Michigan 100 miles - Midland, MI to Durand, MI Integrated into Huron & Eastern Railway (HESR) Chicago, Fort Wayne & Eastern 276 miles - Lima, OH to Tolleston, IN Connects with Indiana & Ohio Railway (IORY) Midland Subdivision 107 miles - Columbus, OH to Cincinnati, OH Integrated into Indiana & Ohio Central Railroad (IOCR) Indiana & Ohio Central connects with Indiana & Ohio Railway (IORY)

Financial Review / Outlook Michael Howe Executive Vice President Chief Financial Officer Ottawa Valley Railway Ottawa Valley Railway

2003 2004 EPS 0.15 0.12 2003 2004 EPS 0.74 0.57 * Full year 2004 presented before charges related to the amendment of the senior debt agreement ($26,854,000 after-tax), the impairment of the ENRR ($8,719,000 after-tax), and the retirement of the former CEO ($5,630,000 after-tax). Including these charges, earnings per diluted share was a loss of $0.61. Earnings Per Share Continuing Operations

Financial Highlights Consolidated Income Statement Q4 2004 Q4 2003 2004 2003 Operating Revenue $ 103.5 $ 92.5 $ 395.6 $ 352.3 Depreciation &Amortization $ 8.2 $ 6.4 $ 29.2 $ 23.9 Operating Income* $ 12.4 $ 18.4 $ 61.6 $ 74.0 Income from continuing operations* $ 4.5 $ 4.8 $ 19.8 $ 24.1 Diluted earnings per common share from continuing operations* $0.12 $0.15 $0.57 $0.74 Weighted avg. common shares- Diluted 37,855 34,847 34,982 34,336 Operating Ratio* 88.1% 80.2% 84.4% 79.0% Capital expenditures $ 19.1 $ 15.0 $ 62.3 $ 54.9 $ millions, except per share data Share data in thousands Three months ended December 31 Years ended December 31, For the year ended December 31, 2004: Excludes $12.6 million pre-tax charge, $8.7 million net-of-tax, or $0.25 per diluted share for impairment of E&N Railway. Excludes $39.5 million ($20 million non-cash) charge, $26.9 million net-of-tax, or $0.77 per diluted share for refinancing expense. Excludes a $6.7 million charge, $5.6 million net-of-tax, or $0.16 per diluted share for the former CEO's retirement.

Interest Expense (000's) 2003 2004 Interest Expense 8317 4190 2003 2004 EPS 32499 28642

Financial Highlights Consolidated Balance Sheet Summary ($ millions) December 31, 2004 December 31, 2003 Cash $ 24 $ 14 Total assets $ 1,016 $ 1,232 Long-term debt $ 363 $ 390 Subordinated debt $ 4 $ 163 Stockholders' Equity $ 381 $ 372 Net Debt/Total Capitalization 47.4% 59.2%

2000 2001 2002 2003 2004 Net Debt to Capital 0.798 0.637 0.642 0.592 0.474 Capital Structure Net Debt-to-Capital

2005 Financial Outlook

Estimates as of February 16, 2005

- Revenue ~ $425 - $435 million
- Operating income ~ $64 - $70 million
  - Consolidated operating ratio of 84% – 85%
  - Depreciation of ~ $30 million
- Interest expense ~ $18 - $20 million
- Income from continuing operations ~ $37 - $40 million
- EPS from continuing operations ~ $0.94 - $1.02
  - EPS includes ~ 1¢ charge for expensing of stock options and 1¢ for anticipated bond redemption
- Capital expenditures ~ $58 million + project investments
- Free cash flow* ~ $15 to $20 million

*Free cash flow is defined as operating income plus depreciation and amortization and the net book value portion of asset sales less capital expenditures (excluding project capital expenditures invested to earn a targeted return on investment), cash interest and cash taxes.

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2005 Key Assumptions Total revenue growth ~ 8% - 10% "Same railroad" revenue growth ~ 5% - 7% "Same railroad" carload growth ~ 1% - 2% Fuel price per gallon ~ $1.50 Includes 20¢ - 22¢ of transportation and taxes ~ 30% hedged at $1.45 ~ 30% of carloads benefit from fuel surcharge Union Pacific has joined the two Eastern Class I railroads in entering into a fuel surcharge sharing arrangement with RailAmerica Effective tax rate ~ 17% - 19% Includes ~ $10 million for track maintenance credit 39 million average shares outstanding ~ 35 million average shares outstanding in 2004 ~ 38 million average shares outstanding in Q4 2004 No additional acquisitions or divestitures

2005 Target Revenue Growth $ In millions $425 - $435 2004 Acquisitions Yield "Same RR" Carloads Total 2005 Forecast Revenue $395 2004 Revenue Fuel Surcharges 1% to 2% 1% 3% to 4% 3% to 4%

Fuel Surcharge Revenue 30% of carloads benefit from fuel surcharge ~ $2.5 million in fuel surcharge revenue in 2004 Project ~ $4 to $6 million in fuel surcharge revenue in 2005 Projected increase from 2004 to 2005 is due to recent fuel surcharge sharing agreement with Union Pacific effective January 1, 2005 and the application of surcharges by all carriers to an expanded base of traffic Revenue derived from fuel surcharges may increase or decrease based on fuel prices

American Jobs Creation Act of 2004 Fuel tax repeal of $0.043 cents per gallon $0.01/gal. from January 1, 2005 to June 30, 2005 $0.02/gal. from July 1, 2005 to December 31, 2006 $0.013/gal. in 2007 (tax reduced to 0) Short line track investment tax credit Tax credit for 50% of track maintenance expenditures not to exceed $3,500/mile Anticipated tax benefit may be in the range of $10 to $15 million annually from 2005 to 2007 The $10 to $15 million annual forecast is subject to change pending publication of IRS regulations and completion of internal analysis The track investment tax credit should provide a benefit to earnings in 2005 to 2007; however, any cash benefit will not be realized until future years

First Quarter 2005 Outlook Revenue ~ $105 - $107 million Operating income ~ $12 - $14 million Consolidated operating ratio of 87% - 88% Depreciation ~ $7 million Average fuel price per gallon ~ $1.55 Interest expense ~ $4 -$5 million Income from continuing operations ~ $7 - $8 million 38.5 million average shares outstanding EPS from continuing operations ~ $0.16 - $0.19 Historically the Company has found that Q1 tends to have lower revenue and higher operating costs due to winter weather conditions

Significant Risk Factors Continued Class I congestion Inclement weather Fuel price volatility Slower than expected results from safety initiatives Weaker economic conditions

Investment Considerations Greater visibility provided through recent divestitures, capital structure improvements and fuel hedges/surcharges Strong revenue growth Strong economy Robust acquisition environment Growth opportunities through investment in commercial projects Strong balance sheet Achieved net debt-to-capital goal of 50% (47.4% at 12/31/2004) Accommodates future acquisitions Economies of scale Improved operating efficiencies through investments in training and technology Stock trading at discount to closest competitor and rail group

15th Annual Deutsche Bank Global Transportation Conference FEBRUARY 17, 2005 RailAmerica, Inc. Cascade & Columbia River Railroad